Exhibit 99.1

Investor Presentation / May 2019

1 Safe Harbor This presentation contains forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. All statements other than statements of historical facts contained in this presentation, including information concerning the timing of clinical and commercial development and launch plans with respect to our products and product candidates, are forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, including that failures of or delays in clinical trials could jeopardize or delay our ability to obtain regulatory approval and commence product sales for new products, as well as the other factors that are described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018 and other filings that the Company makes with the Securities and Exchange Commission. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this presentation. The forward-looking statements included in this presentation are made only as of the date hereof. We cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor our advisors nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Neither we nor our advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as may be required by law. You should read this presentation with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect. Non-GAAP Financial Measures We present Adjusted EBITDA to help us describe our operating performance. Our presentation of Adjusted EBITDA is intended as a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA should not be considered as an alternative to operating income (loss), net income (loss) or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Our presentation of Adjusted EBITDA should not be construed to imply that our future results will be unaffected by these items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income (loss).

2 Fully integrated and diversified biopharmaceutical company focused on the development and commercialization of specialty products that target markets with unmet medical needs

3 Investment Highlights Diversified business with a flexible balance sheet to fund future growth 1 Near-term growth anticipated from M-72 for ADHD and Osmolex ER™ for Parkinson’s 4 Led by proven management team with a track record of successful operating and business development experience 7 Significant R&D investments drive near-term catalysts from two late stage Phase III programs: RVL-1201 for Blepharoptosis and Arbaclofen ER for muscle spasticity in Multiple Sclerosis 3 R&D capacity and capability that leverages proprietary Osmodex® Drug Delivery System 5 Strong IP coupled with complex manufacturing capabilities 6 Existing portfolio of promoted and non-promoted products generated $264M of Revenue and $95M of Adjusted EBITDA in 2018 2

4 Company History 2018 NDA Approved Osmolex ER (amantadine ER) 2017 ANDA Approved methylphenidate ER (CONCERTA ®) 2016 ANDA approved Hydromorphone ER (EXALGO ®) 2013 NDA approved Khedezla ® (desvenlafaxine) 2009 ANDA approved Oxybutynin ER (DITROPAN XL ®) 2008 NDA approved Venlafaxine ER 2007 ANDA approved Nifedipine ER (PROCARDIA XL ®) Long History of Successful Product Approvals 2017 ANDA Approved M-72 (CONCERTA ®) 2004 NDA approved 24hr Allegra-D® (fexofenadine/ pseudoephedrine) Vertical / Trigen and Osmotica Merger 2013 2014 2015 2016 2017 2018 2013 2014 2015 Created fully integrated commercial and development platform Trigen (Generics) Methylphenidate ER Venlafaxine ER Portfolio of Prenatal Vitamins ~35 total non-promoted products Vertical (Specialty Brands) All trademarks are the property of their respective owners. 2019

Osmotica Today

Company Snapshot

- Late-stage branded pipeline with significant market opportunities
- Existing portfolio comprised of:
  - 6 promoted products in specialty neurology and women's health
  - ~35 non-promoted products
- 457 full-time employees as of April 30, 2019
  - Sales force comprised of three dedicated teams totaling 183 professionals
  - 100 professionals focused on R&D; building bench strength
- Expanding and strengthening commercial presence
- Supplementing organic growth with business development opportunities that fit core strategy

Global Corporate Footprint

Location	Function
Bridgewater, NJ	Corporate Headquarters, clinical development, regulatory affairs
Marietta, GA	Manufacturing, analytical science
Wilmington, NC	Program management & regulatory affairs
Buenos Aires, Argentina	Early development & formulation
Budapest, Hungary	Early development
Dublin, Ireland	Corporate

Building a Branded Business

FY 2018 Net Revenue Mix



Specialty Neurology
Women's Health
Non-Promoted

2023 Target Net Revenue Mix (1)



Non-Promoted
Specialty Neurology
Women's Health
Ophthalmology

(1) We plan to leverage our existing sales force to grow our promoted product portfolio. However, actual net revenue mix may differ from these targets and such differences may be material.

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Color coating or immediate release active coating for combination therapy Rate controlled membrane covering the drug core Drug(s) available for absorption Laser drilled orifice Core containing drug Product Indication (Anticipated) Exploratory Phase I Phase II Phase III Approval Osmodex ADHD in patients aged 13 - 65 Parkinson’s / drug-induced extra-pyramidal reactions MS spasticity Opioid use Disorder Once-Daily Blepharoptosis (droopy eyelid) Late-Stage Pipeline Overview 6 Expanding asset portfolio and pipeline leveraging Osmodex® drug delivery system M-72 (methylphenidate hydrochloride ER) Osmolex ER (amantadine ER) Arbaclofen ER (Ontinua ER) Arbaclofen ER (Life Cycle) (Ontinua ER) Additional potential targets from Osmodex platform in development Capacity to advance new programs RVL-1201 (oxymetazoline hydrochloride ophthalmic solution)

7 Near Term Catalysts Enrollment Completed Top Line Readout File NDA 3Q 2019 Enrollment Completed Top Line Readout 2018 2019 M-72 (ADHD in patients aged 13-65) Launched Mid-2018 Osmolex ER (Parkinson’s Disease and drug-induced extrapyramidal reactions) Commercial launch Q4 2018 Full commercial rollout Q1 RVL-1201 (Blepharoptosis) Arbaclofen ER (Ontinua ER) (MS Spasticity)

RVL-1201

2013 Ptosis can generally be classified into two types: congenital (patients born with condition) and acquired (patients that develop the condition) Acquired ptosis, the most common type of ptosis is characterized by Upper eyelid covering the top surface of the eye Increased distance between the upper eyelid and the eye brow Asymmetric appearance between the eyes Obstructed pupil Reduced visual field American Academy of Ophthalmology Severity Classifications Mild Moderate Severe Upper eyelid positioning 1 to 2 mm inferior to the upper limbus Upper eyelid positioning 3 to 4 mm inferior to the upper limbus Upper eyelid positioning > 4 mm inferior to the upper limbus Blepharoptosis (ptosis) is an abnormal low lying upper eyelid margin or droopy eyelid What is Ptosis? 9

We believe that an estimated 3.1 million patients are observed in US ophthalmology, optometry, dermatology, and plastic surgery offices each year We believe there is a large U.S. prevalence of ptosis, yet only patients with severe ptosis are consistently diagnosed and surgically treated Ptosis: A Large Unmet Need Approximately 1.4 M Diagnosed Patients Approximately 16.8 M Total Ptosis Patients ~150,000 Patients Treated with Surgery (Reimbursed) 10 Approximately 3.1 M Observed Patients Surgery is the only long-term treatment, but few patients have severe enough disease to qualify for insurance coverage Based on Company estimates (1) : While no robust epidemiological studies exploring the prevalence of blepharoptosis in the United States exist, we believe it is a common condition affecting millions of Americans. Although we believe the numbers presented in the graphic above reflect the approximate potential market opportunity in the United States based on our research and available market information, there is no assurance that the market opportunity will not differ from such numbers and such difference could be material. Source: Company research. 10.5% 89.5% Treated Untreated

2017 2018 RVL is a novel prescription eye drop in clinical development for treatment of blepharoptosis, which has the potential to improve field of vision by stimulating the Müller’s muscle Highlights We believe there is a large global patient population with significant unmet need Convenient once-daily dosing with fast onset and durability of effect Completed robust clinical development program NDA submission targeted by end of Q3 2019 NDA approval as early as mid-2020 Worldwide commercial rights with global IP and patent portfolio If Approved, RVL will be Positioned as a Global Brand for Treatment of Blepharoptosis (Droopy Eyelid) Potential First-In-Class Pharmacologic Treatment Option 11

Phase III, randomized, multicenter, double-masked, placebo-controlled study comparing once-daily RVL 0.1% with placebo in patients with acquired blepharoptosis Enrollment: 140 Primary Endpoint Mean change from baseline in number of points seen in top 4 rows of LPFT Exploratory Endpoint: mean observed MRD values 201 COMPLETED Phase III, randomized, multicenter, double-masked, placebo-controlled, 6-week study to evaluate the safety and efficacy of once-daily treatment with RVL compared with placebo for the treatment of acquired blepharoptosis Enrollment: 164 Primary Endpoint: Mean change from baseline in number of points seen in top 4 rows of LPFT Secondary Endpoint: mean observed MRD values COMPLETED Phase III, randomized, multicenter, double-masked, placebo-controlled, 12-week study to evaluate the extended safety of RVL compared with placebo for the treatment of acquired blepharoptosis Enrollment: 234 Primary Endpoint: (Safety) COMPLETED 202 203 Phase 1/2, randomized, multicenter, double-masked, placebo-controlled study comparing RVL 0.1% once-daily and twice-daily to placebo in patients with acquired blepharoptosis Enrollment: 46 Primary Endpoint: mean increase from baseline in points seen on the Humphrey Visual Field (“HVF”) 001 COMPLETED Clinical Trials Overview Clinical Development Program is Complete; NDA Submission Planned for Q3 2019 12

Measuring Improvement in Patient’s Visual Field Primary Endpoint: Leicester Peripheral Field Test (LPFT) 13 Phase 3 Efficacy Studies 201 & 202 Primary Endpoint The LPFT, a customized visual field test designed specifically to assess ptosis, was performed using and HVF analyzer It is an age-corrected screening test with a three-zone strategy 35 points (in the 4 rows at or above 10° from fixation) were tested in the superior field LPFT was performed on both eyes at Screening (Visit 1); only performed on the “study eye” in Visit 2 and 3 LPFT score was tallied based on the total number of points seen in the top 4 rows on the LPFT Superior Field

Phase 3 Clinical Studies 201 & 202 Key Secondary Endpoint: Marginal Reflex Distance (MRD) 14 Marginal reflex distance (MRD) is the distance between the center of the pupillary light reflex and the upper eyelid margin with the eye in primary gaze. MRD is determined by the examiner and patient aligning at the same level A light is directed at the patient’s eyes The measurement in millimeters is taken from the light on the patient’s cornea to the center of the upper eyelid margin Normal MRD is 4-5 mm MRD

Statistically Significant Increase in Patient Field of Vision Observed in Both Phase 3 Studies Study Results 201 & 202: Efficacy 15 p < 0.0001 p <0.0001 p < 0.0001 p < 0.0001 5.2 6.4 1.5 2.2 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Hour 6 on Day 1 Hour 2 on Day 14 Study 201 Mean Change in LPFT from Baseline (Leicester Peripheral Field Test) RVL Placebo 6.3 7.7 2.1 2.4 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Hour 6 on Day 1 Hour 2 on Day 14 Study 202 Mean Change in LPFT from Baseline (Leicester Peripheral Field Test) RVL Placebo

TEAEs by Preferred Term (Study 202) RVL (n = 109) Placebo (n = 55) Conjunctival hyperemia 6 (5.5) 1 (1.8) Punctate keratitis 4 (3.7) 1 (1.8) Eye pain 3 (2.8) 0 (0) Dry eye 2 (1.8) 0 (0) Vision blurred 2 (1.8) 0 (0) Eye pruritus 0 (0) 2 (3.6) Data shown as n (%) where n is the number of subjects who reported a TEAE TEAEs by Preferred Term (Study 203) RVL (n = 157) Placebo (n = 77) Dry Eye 7 (4.5) 1 (1.3) Conjunctive Hyperemia 5 (3.2) 1 (1.3) Eye Irritation 2 (1.3) 0 (0) Meibomian gland dysfunction 2 (1.3) 0 (0) Punctate Keratitis 2 (1.3) 0 (0) Study Results 202 & 203: Safety RVL was Generally Well Tolerated by Patients in Phase 3 Clinical Study 202 & 203 Treatment-Emergent Adverse Events (TEAE) – Eye Disorders 16

Study RVL-202 (Safety & Efficacy) The study met the primary endpoint for change from baseline for LPFT Significant improvement seen in MRD for all observed time points post dose RVL was generally well tolerated; most AEs were mild or moderate Study RVL-203 (Extended Safety) RVL administered once daily to patients with acquired blepharoptosis was safe and generally well tolerated in this 3-month double-masked safety study. The overall incidence of adverse events was similar to that of placebo Next Steps 17 Study Results Summary Pre-NDA Meeting with the FDA June 3rd Planned NDA Submission Q3 2019 RVL Commercial Introduction Planned 2H 2020

Arbaclofen ER

Indication Initial: muscle spasticity in multiple sclerosis patients with potential for multiple additional indications Regulatory Status Orphan Drug Designation; second phase III trial completed; top-line data 1Q 2019 Intellectual Property Eligible for 7-year data exclusivity; multiple patents extending to 2036 Designed to overcome the limitations of baclofen Arbaclofen ER: Potentially Meaningful Improvement for Patients 19 Baclofen is the only FDA-approved product that targets the GABAB receptor to treat spasticity Somnolence is one of the more common and disruptive side effects that can limit overall efficacy S-isomer believed to inhibit affinity for GABAB, leading to greater side effects Baclofen has a high incidence of tolerability problems limiting patient compliance High unmet need among patients and physicians due to significant dissatisfaction with current therapy options Arbaclofen, the, R-isomer of baclofen, is a single enantiomer, that may support greater efficacy and tolerability Up to 100 times more effective at targeting the GABAB receptor than the S-isomer Convenient dosing schedule – Osmodex controlled release system permits BID dosing (2x daily) as compared to up to 4x daily for baclofen Potentially defers or replaces more expensive and complex management Clinical trial data shows: Fewer disruptive side-effects Met co-primary endpoints in Study 3002 Arbaclofen ER Solution Current Standard of Care (Baclofen)

20 Arbaclofen ER: A Significant Market Opportunity “The Prevalence of Multiple Sclerosis in the United States: A Population-Based Healthcare Database Approach”, 2017. “Prevalence and treatment of spasticity reported by multiple sclerosis patients,” Multiple Sclerosis Journal 2004. Management estimate. Pricing for illustration purposes only and actual net market value may differ and such difference could be material. 947,000 757,600 492,440 12 Months of Therapy $450 - $600 (4) Price per Rx / Month MS Patients in US (1) MS Patients with some form of Spasticity in US (2) MS Spasticity Patients Receiving Treatment (3) Up to $3.5 billion net market value Prevalence of MS is on the rise

Arbaclofen ER: Phase III Clinical Trial Overview

3002	3003	3004	3005
Multicenter, randomized, double-blind, active- and placebo-controlled, parallel-group, 12-week study to evaluate safety, tolerability, and efficacy of Arbaclofen ER 40mg/day, baclofen 80mg/day vs. placebo (1:1:1)	Multicenter, open-label, uncontrolled study to evaluate the safety and tolerability of Arbaclofen ER 40mg/day over 12 months	Randomized double-blind, placebo-controlled parallel group study to investigate the safety and efficacy of Arbaclofen ER 40mg/day, Arbaclofen ER 80mg/day vs. placebo for the treatment of spasticity in patients with multiple sclerosis	Open-label extension study to evaluate the long-term safety of Arbaclofen ER in multiple sclerosis patients with spasticity
COMPLETED	COMPLETED	COMPLETED	IN PROGRESS

TNmAS/ Modified Ashworth Scale (assessed in the most affected limb)

- Gold standard for evaluation of muscle spasticity in subjects with neurological conditions
  - 6-point rating scale to objectively measure abnormality in tone or the resistance to passive movements
  - High scores indicate more severe spasticity
- Extensively used in spasticity studies
- Demonstrated validity and reliability

CGIC Scale (Clinical Global Impression of Change)

- Global, widely-accepted rating scale that captures investigator's assessment of the subject's change in overall functional performance
  - Scores range from −3 (significant worsening) to +3 (significant improvement)

Note: CGIC, clinical global impression of change; TNmAS, total numeric modified Ashworth scale.

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P = 0.0004 P = 0.0006 22 Study Results 3002: Co-Primary Endpoints TNmAS & CGIC -2.90 -1.95 1.00 0.52 Day 120 Arbaclofen ER vs. Placebo: p=0.0006 Baclofen vs. Placebo: P<0.0001 Day 120 Arbaclofen ER vs. Placebo: p= 0.0004 Baclofen vs. Placebo: p= 0.2434 22 36 50 71 120 22 36 50 71 120 Note: CGIC, clinical global impression of change; TNmAS, total numeric modified Ashworth scale. CGIC Change at Day 120 Arbac ER Placebo -3.50 -3.00 -2.50 -2.00 -1.50 -1.00 -0.50 0.00 0 Change in TNmAS Day of Treatment Ontinua ER Baclofen Placebo 0.00 0.20 0.40 0.60 0.80 1.00 1.20 0 Change in CGIC Day of Treatment Ontinua ER Baclofen Placebo

Study 3002: Adverse Events >2% Safety Profile 23 Arbaclofen ER (N = 110) Baclofen (N = 113) Placebo (N = 118) Somnolence 17 (15.5) 27 (23.9) 6 (5.1) Dizziness 8 (7.3) 12 (10.6) 4 (3.4) Headache 8 (7.3) 7 (6.2) 1 (0.8) Multiple sclerosis relapse 3 (2.7) 0 4 (3.4) Muscle spasticity 3 (2.7) 2 (1.8) 2 (1.7) Urinary tract infection 9 (8.2) 12 (10.6) 6 (5.1) Nasopharyngitis 3 (2.7) 2 (1.8) 4 (3.4) Asthenia 13 (11.8) 21 (18.6) 5 (4.2) Muscular weakness 12 (10.9) 13 (11.5) 3 (2.5) Pollakiuria 6 (5.5) 11 (9.7) 3 (2.5) Micturition urgency 0 6 (5.3) 0 Dry mouth 1 (0.9) 7 (6.2) 0 Vertigo 3 (2.7) 6 (5.3) 0 Study 3002 – 12 Week Safety Study Compared to Arbaclofen ER .baclofen, as measured by AEs, had: 54% greater incidence of somnolence, and 86% greater incidence of urinary symptoms Arbaclofen ER administered twice a day was efficacious and safe in MS patients with spasticity

Safety Profile 24 Adverse Event All Subjects (1) (N = 184) CNS disorders, n (%) 11 (6.0) Somnolence 5 (2.7) Dizziness 1 (0.5) Renal and urinary disorders, n (%) 5 (2.7) Pollakiuria 3 (1.6) Micturition urgency 2 (1.1) Urinary incontinence 2 (1.1) Polyuria 1 (0.5) Arbaclofen ER AEs were comparable to those observed with placebo in Study 3002 Study 3003 – Long Term (12 month) Safety Study Study 3003: Adverse Events Leading to Drug Interruption or Discontinuation Comprised of rollover subjects from Study 3002 and de novo subjects.

Completed second Phase III clinical trial of arbaclofen ER for the treatment of spasticity in Multiple Sclerosis (MS) patients in Q1 2019 Study results are mixed: Arbaclofen ER demonstrated statistically significant improvement in spasticity relative to placebo for the TNmAS for the most affected limb for both 40-mg and 80-mg doses. Arbaclofen ER did not demonstrate superiority to placebo as measured by CGIC Although arbaclofen ER 80 mg/day had a higher discontinuation rate in this study, the safety and tolerability profile was in line with previously reported results; somnolence was reported by 10.1% and 14.5% of subjects for the 40-mg and 80-mg treatment arms, respectively compared to 10.1% for the placebo treatment arm Further evaluation and analysis is ongoing Efficacy signal for the treatment of spasticity identified by the TNmAS endpoint is a positive result, and the profile of arbaclofen ER could offer a meaningful benefit to MS patients who suffer from spasticity We intend to meet with the FDA in Q3 2019 25 Second Phase III Study (3004) Summary Results

26 Second Phase III Study (3004) Summary Results Arbaclofen ER demonstrated statistically significant improvement in spasticity relative to placebo for the TNmAS for the most affected limb for both 40-mg and 80-mg doses.

Key Promoted Product Overviews

M-72 Overview

Profile & Market Opportunity

First and only single-dose 72mg methylphenidate ER tablet for ADHD; opportunity to convert existing market

Indication	ADHD in patients aged 13-65
Regulatory Status	FDA approved July 2017
Commercial Launch	April 2018
Dosing	Patients can take one tablet in the morning
Intellectual Property	3 issued patents extending to 2037
Key Features	✓ Bioequivalent to branded Methylphenidate – a proven first-line treatment of ADHD ✓ Convenient for patients to switch from two 36mg tablets to one 72mg tablet daily ✓ Simplified dispensing for pharmacy

1) DACON = daily average consumption.
2) Sources: IQVIA Health & Truven Health Analytics.

Market Opportunity

Primary strategy: target prescribers of 2x 36mg


36mg TRx
72mg DACON (1)
25%
3M Rx
36mg dosage
~750K Rx

- ~25% of 3M annual 36mg scripts are prescribed 2x daily (72mg) [2]
- High incidence in the U.S.
  - 6+ million children aged 2-17 (approximately 9.4% in 2016)
  - Estimated 4.4% of adults aged 18-44 have ADHD

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Company Data – March 2019 29 M-72 Launch Update Primary position in Neurology Field Force; tele-detailing campaign reaching additional prescribers Over 4,000 unique HCPs have prescribed M-72 since its introduction in Q2 2018 Month-over-month growth in prescriptions and prescribers each month since launch Focus on maintaining growth momentum with fresh commercial and product access initiatives Robust patient access to product: >50% of commercial patients with initial out-of-pocket copays $20 or less (Tier 1) (1) Foundation for Growth in Place 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Steady Uptake Through Initial 4 Quarters of Launch M-72 Prescriptions 0 500 1000 1500 2000 2500 Expanding Prescriber Base

Profile & Market Opportunity Osmolex ER Overview 30 Sources: IQVIA data, Symphony Health data, and Company estimates Market Opportunity (1) > $400 million market opportunity based on Wholesale Acquisition Cost pricing ~1M amantadine IR Rx annually Estimated 50% Rx written by neurologists and movement disorder specialists in 2017 Estimated 19% of Rx written by psychiatry specialists from Q4 2015 – Q3 2016 Indication Parkinson’s Disease and drug-induced extrapyramidal reactions in adults Regulatory Status Approved February 2018 Commercial Launch Full Launch January 2019 Dosing Immediate-release outer core with extended-release inner core for convenient once-daily dosing in the morning Intellectual Property Two formulation patents, one of which extends to 2030; Two methods of treating patents to February 2038 Key Features Cmax in the middle of the day as the product is administered in the morning Osmotic delivery designed to produce a consistent delivery of amantadine throughout the day, and is available in multiple strengths for added dosing flexibility (129mg, 193mg, 258mg) Amantadine IR Prescribers New once-daily treatment option for Parkinson’s Disease and drug-induced extrapyramidal reactions in adults 50% 19% 31% Neurologists and Movement Specialists Psychiatrists Other

1) Affordable access to an extended release amantadine product Osmolex ER priced at WAC of $450/month, minimizing risk of placement on a specialty tier and co-pay/coinsurance burden for patients Co-pay assistance for commercial patients Access Osmolex™ for office and patient support, dedicated to assisting patients in gaining access to Osmolex ER Contract strategy, where appropriate, to support broad coverage 2) Focused personal promotional effort with dedicated Sales team 32 sales representatives at launch, targeting ~3,500 HCP’s, already hired and trained 3) Complementary multi-channel marketing campaigns 4) Medical support to address patients needs Medical Science Liaisons in place to address medical questions Expanding advocacy efforts to advance patient education, preserve patient choice, advance research, and protect appropriate access to innovative therapies Launch Overview Ensuring adult patients with Parkinson’s disease and drug-induced extrapyramidal reactions (EPR), their caregivers and providers, know about, and have access to Osmolex ER 31

Financial Overview 32

33 Financial Overview ($ in millions) Year Ended December 31, 3 Months Ended March 31, 2017 2018 1Q 2018 1Q 2019 Revenues $246 $264 $60 $57 Gross Profit 121 129 28 26 % of Revenue 49% 49% 45% 50% Adjusted EBITDA(1) 99 95 21 16 % of Revenue 40% 36% 35% 28% Balance Sheet Items Cash & Cash Equivalents $71 $38 $63 Total Debt(2) 272 272 Net Debt / Adjusted EBITDA(1) 2.1x(3) 2.3x(3) See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income (loss). Total Debt includes capital lease obligations. Calculated as Net Debt as of June 30, 2018 divided by 1H 2018 Adjusted EBITDA plus 2017 EBITDA less 1H 2017 EBITDA.

34 Investment Highlights Diversified business with a flexible balance sheet to fund future growth 1 Near-term growth anticipated from M-72 for ADHD and Osmolex ER™ for Parkinson’s 4 Led by proven management team with a track record of successful operating and business development experience 7 Significant R&D investments drive near-term catalysts from two late stage Phase III programs: RVL-1201 for Blepharoptosis and Arbaclofen ER for muscle spasticity in Multiple Sclerosis 3 R&D capacity and capability that leverages proprietary Osmodex® Drug Delivery System 5 Strong IP coupled with complex manufacturing capabilities 6 Existing portfolio of promoted and non-promoted products generated $264M of Revenue and $95M of Adjusted EBITDA in 2018 2

Appendix

36 Adjusted EBITDA Reconciliation ($ in thousands) 3 Months Ended March 31, Year Ended December 31, 1Q 2019 1Q 2018 2018 2017 Net Loss $(6,200) $(4,607) (109,397) $(41,142) Interest expense 4,501 4,843 20,790 29,052 Income tax benefit (1,240) (1,195) (9,268) (44,500) Depreciation and Amortization 17,992 20,414 81,573 46,450 EBITDA $15,053 $19,455 $(16,302) $(10,140) Impairment of long-lived assets - - 17,903 72,986 Impairment of Goodwill 86,318 Share compensation expense 1,169 1,965 Write-off of acquired RevitaLid IPR&D(a) - - - 16,372 Management fees(b) (43) 250 921 1,000 Consulting fees - - - 552 Loss on extinguishment of debt and fees(c) - - 876 5,371 Acquired inventory step-up in cost of goods sold(d) - - - 9,175 API inventory disposal(e) - - - 468 Legal and contractual settlements and litigation reserves(f) - - 332 1,550 Severance expense(g) 182 445 679 589 Write-off of previously acquired balances(h) - - 1,209 IPO expenses(i) - 395 2,442 - Adjusted EBITDA $16,361 $20,545 $95,134 $99,132

37 EBITDA Reconciliation (Cont’d.) (a) Acquired IPR&D of RevitaLid with no alternative future use expensed as research and development during the year ended December 31, 2017 (b) Includes quarterly advisory and monitoring fees of $0.25 million payable to the shareholders up until IPO. Q1 2019 fee represents reversal of overaccrual. (c) Deferred financing fees of $5.3 million and $0.4 million third-party fees expensed in connection with entering into an amendment to our senior secured credit facilities on December 21, 2017. $0.9 million of deferred financing fees expensed in connection with $50 million prepayment of debt on October 31, 2018. (d) Adjustment related to acquired VERT inventory, which was recorded above the cost that would have otherwise been recognized had such inventory been manufactured or purchased in the ordinary course of business, sold and expensed as cost of goods in 2016 and 2017. This adjustment included a one-time non-cash allocation of the purchase price for the reacquisition of marketing and distribution rights for VERT. (e) One time disposal of Desvenlafaxine inventory. (f) The $1.6 million and $0.3 million represent litigation, contract disputes and related amounts expensed during the year ended December 31, 2017 and 2018, respectively. (g) Severance of $0.6 million and $0.7 million relate to sales force realignment, staff reductions and related costs expensed during the years ended December 31, 2017 and 2018, respectively. Severance expenses of $0.4 million and $0.2 million represent staff reductions for the three months ended March 31, 2018 and 2019, respectively. (h) Write-off of balances of certain assets acquired and liabilities assumed in the Business Combination. (i) Incremental non-recurring organizational costs related to the initial public offering, which were expensed as incurred.